Exhibit 10.12

AMENDMENT NO. 3
TO CREDIT AGREEMENT
Dated as of March 18, 1999

                    THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT ("Amendment") is made as of February 23, 2001 by and among Spartan Stores, Inc., a Michigan corporation (the "Borrower "), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), ABN AMRO Bank N.V., in its capacity as Arranger, Collateral Agent and Syndication Agent (the "Arranger") and Michigan National Bank, in its capacity as a Co-Arranger and as Administrative Agent (the " Administrative Agent") under that certain Credit Agreement dated as of March 18, 1999 by and among the Borrower, the Lenders, the Arranger and the Administrative Agent, as modified by that certain Waiver dated as of April 22, 1999, that certain Amendment No. 1 dated as of May 10, 1999, that certain Consent dated as of June 19, 1999, that certain Acquisition Consent dated as of November 9, 1999, that certain Consent dated as of December 15, 1999, that certain Acquisition Consent dated as of March 7, 2000, that certain Amendment No. 2 dated as of June 25, 2000, and that certain Acquisition Consent Memorandum dated as of January 5, 2001 (as so modified and as hereafter amended, modified or restated, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

                    WHEREAS, the Borrower, the Lenders, the Arranger and the Administrative Agent are parties to the Credit Agreement;

                    WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in certain respects and the Lenders, the Arranger and the Administrative Agent are willing to so amend the Credit Agreement on the terms and conditions set forth herein;

                    NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Arranger and the Administrative Agent have entered into this Amendment.

          1. Amendments to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

          1.1. Section 2.3 of the Credit Agreement is amended to delete therefrom the reference to "March 18, 2001" and substitute a reference to "June 29, 2001" therefor.

          1.2. Section 7.3(A)(vi) of the Credit Agreement is amended to delete therefrom the reference to "$10,000,000" and substitute a reference to "$35,000,000" therefor.

          2.          Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if:

          (a) the Arranger shall have received duly executed originals of this Amendment from the Borrower, the Administrative Agent, the Arranger and the Required Lenders;

          (b) the Arranger shall have received a duly executed reaffirmation in the form attached hereto as Exhibit A;

          (c) the Administrative Agent shall have received an amendment fee for the ratable account of those Lenders who have submitted their signature pages to this Amendment on or prior to 5:00 p.m. (Chicago time) on Friday, February 23, 2001 (the "Approving Lenders") in the amount of five basis points on the sum of such Approving Lenders' (i) Acquisition Facility Commitments, (ii) Revolving Loan Commitments and (iii) outstanding principal balance of their Term Loans.

          3.          Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

          (a) The Borrower has the legal power and authority to execute and deliver this Amendment and the officer(s) of the Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof.

          (b) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their terms.

          (c) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and the other Loan Documents to the extent the same are not amended hereby, agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (d) There exists no Default or Unmatured Default.

          4.          Reference to the Effect on the Credit Agreement.

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Arrangers, the Agents or any of the Lenders, nor constitute a waiver of any provision of the Credit

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Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          5.          Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Arrangers and the Agents) incurred by the Arrangers and the Agents in connection with the preparation, arrangement, execution and enforcement of this Amendment.

          6.          Governing Law. ANY DISPUTE BETWEEN THE BORROWER AND ANY AGENT OR ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          7.          Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose .

          8.          Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Arranger or the Arranger's counsel shall be effective as an original counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Arranger thereof.

          9.          No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

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                    IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

SPARTAN STORES, INC., as Borrower By: /s/ David M. Staples Name: David M. Staples Title: Executive Vice President & CFO

Signature Page to
Amendment No. 3
Spartan Stores, Inc.

ABN AMRO BANK N.V., as Arranger, Syndication Agent, Collateral Agent, as a Lender and as an Issuing Bank By: /s/ Mary L. Honda Name: Mary L. Honda Title: Group Vice President

By: /s/ John L. Church Name: John L. Church Title: Senior Vice President

Signature Page to
Amendment No. 3
Spartan Stores, Inc.

MICHIGAN NATIONAL BANK, as Co-Arranger, Administrative Agent, as a Lender and as an Issuing Bank By: /s/ Peter T. Campbell Name: Peter T. Campbell Title: Vice President

Signature Page to
Amendment No. 3
Spartan Stores, Inc.

BANK ONE, NA By: /s/ Kenneth S. Selle Name: Kenneth S. Selle Title: SVP

Signature Page to
Amendment No. 3
Spartan Stores, Inc.

HARRIS TRUST AND SAVINGS BANK By: /s/ Michael Johns Name: Michael Johns Title: Vice President

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Amendment No. 3
Spartan Stores, Inc.

NATIONAL CITY BANK By: /s/ Patricia Jackson Name: Patricia Jackson Title: Vice President

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Amendment No. 3
Spartan Stores, Inc.

OLD KENT BANK By: /s/ V. Scott Rowley Name: V. Scott Rowley Title: Vice President

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Amendment No. 3
Spartan Stores, Inc.

COMERICA BANK By: /s/ Robert M. Porterfield Name: Robert M. Porterfield Title: Vice President

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Amendment No. 3
Spartan Stores, Inc.

FIRSTAR BANK, N.A. By: Name: Title:

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Amendment No. 3
Spartan Stores, Inc.

UNITED OF OMAHA LIFE INSURANCE COMPANY By: /s/ Edwin H. Garrison Jr. Name: Edwin H. Garrison Jr. Title: First Vice President

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Amendment No. 3
Spartan Stores, Inc.

BALANCED HIGH-YIELD FUND I LTD., By: BHF (USA) Capital Corp., acting through its New York Branch, as attorney-in-fact By: /s/ Dana L. McDougall Name: Dana L. McDougall Title: Vice President

By: /s/ Nina Zhou Name: Nina Zhou Title: Associate

BALANCED HIGH-YIELD FUND II LTD., By: BHF (USA) Capital Corp., acting through its New York Branch, as attorney-in-fact By: /s/ Dana L. McDougall Name: Dana L. McDougall Title: Vice President

By: /s/ Nina Zhou Name: Nina Zhou Title: Associate

Signature Page to
Amendment No. 3
Spartan Stores, Inc.

THE BANK OF NOVA SCOTIA By: Name: Title:

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Amendment No. 3
Spartan Stores, Inc.

U.S. BANK NATIONAL ASSOCIATION By: /s/ Joan Hezzen Name: Joan Hezzen Title: Vice President

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Amendment No. 3
Spartan Stores, Inc.

NCB CAPITAL CORPORATION By: /s/ Barry W. Silver Name: Barry W. Silver Title: Managing Director

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Amendment No. 3
Spartan Stores, Inc.

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND," NEW YORK BRANCH By: /s/ Thomas A. Levasseur Name: Thomas A. Levasseur Title: Vice President

By: /s/ Ian Reece Name: Ian Reece Title: Senior Credit Officer

Signature Page to
Amendment No. 3
Spartan Stores, Inc.

BANK ONE, MICHIGAN By: /s/ Kevin M. Paul Name: Kevin M. Paul Title: First Vice President

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Amendment No. 3
Spartan Stores, Inc.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: /s/ Mary Ann McCarthy Name: Mary Ann McCarthy Title: Managing Director

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Amendment No. 3
Spartan Stores, Inc.

SAAR HOLDINGS CDO, LIMITED By: /s/ Mary Ann McCarthy Name: Mary Ann McCarthy Title: Managing Director

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Amendment No. 3
Spartan Stores, Inc.

KZH RIVERSIDE LLC By: /s/ Kimberly Rowe Name: Kimberly Rowe Title: Authorized Agent

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Amendment No. 3
Spartan Stores, Inc.

KEMPER FLOATING RATE FUND By: /s/ Kelly D. Babson Name: Kelly D. Babson Title: Managing Director

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Amendment No. 3
Spartan Stores, Inc.

OLYMPIC FUNDING TRUST, SERIES 1999-1 By: /s/ Ann E. Morris Name: Ann E. Morris Title: Authorized Agent

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Amendment No. 3
Spartan Stores, Inc.

NATIONAL AUSTRALIA BANK LIMITED By: Name: Title:

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Amendment No. 3
Spartan Stores, Inc.

SUMMIT BANK By: /s/ William T. Franey Name: William T. Franey Title: Vice President

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Amendment No. 3
Spartan Stores, Inc.

THE CIT GROUP/EQUIPMENT FINANCING, INC. By: /s/ Katie J. Saunders Name: Katie J. Saunders Title: Sr. Credit Analyst

Signature Page to
Amendment No. 3
Spartan Stores, Inc.

FRANKLIN FLOATING RATE TRUST By: /s/ Chauncey Lufkin Name: Chauncey Lufkin Title: Vice President

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Amendment No. 3
Spartan Stores, Inc.

UNION BANK OF CALIFORNIA, N.A. By: /s/ Robert Cohen Name: Robert Cohen Title: AVP

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Amendment No. 3
Spartan Stores, Inc.

MUIRFIELD TRADING LLC By: /s/ Ann E. Morris Name: Ann E. Morris Title: Asst. Vice President

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Amendment No. 3
Spartan Stores, Inc.

HELLER FINANCIAL LEASING INC. By: Name: Title:

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Amendment No. 3
Spartan Stores, Inc.

TCF NATIONAL BANK By: /s/ Glenn J. Stadler Name: Glenn J. Stadler Title: Vice President

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Amendment No. 3
Spartan Stores, Inc.

AIMCO CDO, SERIES 2000-A By: /s/ Jerry D. Zinkula Name: Jerry D. Zinkula Title: Authorized Signatory

By: /s/ Patricia W. Wilson Name: Patricia W. Wilson Title: Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY By: /s/ Jerry D. Zinkula Name: Jerry D. Zinkula Title: Authorized Signatory

By: /s/ Patricia W. Wilson Name: Patricia W. Wilson Title: Authorized Signatory

Signature Page to
Amendment No. 3
Spartan Stores, Inc.